SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 15, 2001


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States               333-32591                        58-1897792
  -------------               ---------                        ----------
 (State or other             (Commission                      (IRS Employer
  jurisdiction                File No.)                    Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                    30144
---------------------------------------------                    ------
 (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement for the month of October 2001 to the Series 1997-2 Certificateholders on November 15, 2001.

                     The registrant distributed the Certificateholders Statement for the month of October 2001 to the Series 1998-1 Certificateholders on November 15, 2001.




                                      - 1 -


Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

      99.1 Series 1997-2 Certificateholders Statement for the month of October 2001.

      99.2 Series 1998-1 Certificateholders Statement for the month of October 2001.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FNANB CREDIT CARD
                                 MASTER TRUST


                                 By:       FIRST NORTH AMERICAN
                                           NATIONAL BANK, as
                                           Transferor and Servicer


                                 By:
                                           ------------------------------------
                                           Michael T. Chalifoux
                                           Chairman of the Board





Date:      November 15, 2001

                                       -2-




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST



                                INDEX TO EXHIBITS



     Exhibit
     Number          Exhibit


       99.1 Series 1997-2 Certificateholders Statement for the month of October 2001.


       99.2 Series 1998-1 Certificateholders Statement for the month of October 2001.